EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE
Earnings per Common Share

The following table sets forth the computation of basic and diluted earnings per share:

(Dollars in thousands, except share and per share data)	2018	2017	2016
Numerator
Net income	$172,595	$96,787	$88,526

Denominator
Basic earnings per common share - weighted average shares	88,582,090	61,529,460	61,206,093
Effect of dilutive securities
Employee stock awards	514,680	581,329	729,335
Warrants	517,435	60,801	49,994
Diluted earnings per common share - adjusted weighted average shares	89,614,205	62,171,590	61,985,422

Earnings per share available to common shareholders
Basic	$1.95	$1.57	$1.45
Diluted	$1.93	$1.56	$1.43

First Financial had warrants outstanding to purchase the Company's common stock as of December 31, 2018. These warrants were acquired in the MSFG merger and represent the right to purchase 804,858 shares of First Financial's common stock at an exercise price of $10.62 per share and were exercised in January 2019. At December 31, 2017 and 2016, First Financial had warrants outstanding representing the right to purchase 104,200 shares and 114,678 shares of common stock at an exercise price of exercise price of $12.12 and expired on December 23, 2018.

Stock options and warrants with exercise prices greater than the average market price of the common shares were not included in the computation of net income per diluted share, as they would have been antidilutive.  Using the period end price, there were no antidilutive options at December 31, 2018, 2017, or 2016.

As of December 31, 2018, 2017, and 2016, First Financial was authorized to issue 10,000,000 preferred shares, however no preferred shares were issued or outstanding.